CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
Dear Shareholder:

Enclosed you will find the Capstone Government Income Fund ("the Fund") semi-annual report for the period from December 1, 1999 to May 31, 2000.

                                  PERFORMANCE:

Over the course of the first half of the Fund's fiscal year, U.S. interest rates continued to rise steadily. The Federal Reserve's Board of Governors felt forced to move to raise short-term interest rates in order to offset potential inflationary pressures. Two-year Treasury notes started the period as low as 6.21% and rose to a high of 6.68% at the end of the semiannual period. Although this half point rise was considerably less than the 1.68% increase in two-year Treasury rates over the preceding annual period, this rise in rates represented the market's anticipation of continued interest rate increases from the Federal Reserve Board of Governors. Still, with the Federal funds rate officially set at 6.50% at the end of this period, a two-year Treasury note only eighteen basis points (0.18%) higher is historically more representative of a neutral interest rate environment. In fact, the absence of inflationary price pressures and a potential slowing of economic growth will most likely keep the yield on two-year notes from widening further from money market rates.

The Fund's managers have been sensitive to the potential risk of rising U.S. short-term interest rates and have maintained a relatively conservative investment posture. The Fund's weighted average maturity is kept to approximately 1.0 year. Additional returns are sought through the use of callable agency securities, which can be purchased at considerable spreads to Treasury notes of the same maturity.

Since the start of the Fund's current fiscal year, the net asset value has risen steadily. When combined with the annual distribution last December, the Fund has produced a 1.35% total rate of return, or 2.73% annualized. This compares with 1.70%, or 3.44% annualized, rise in the Ryan 2-year Treasury index (1) over the same period.

                                   DIVIDENDS:

The Fund has not made regular distributions of income since December 1999, so as to minimize expenses and stabilize net asset values. As a result, the Fund accumulates all interest income and capital gains until the end of the calendar year, when it must distribute substantially all such earnings in order to retain its status as a regulated investment company. It is too early to predict the exact size of this year's distribution, but it will be consistent with the net return of the Fund's investment portfolio over the course of the entire year.

Management anticipates recommending to the Board of Directors that the shareholders of record as of mid-December 2000 receive the Fund's distribution for the year ending December 31, 2000. The Fund's net asset value would be adjusted downward the following business day to reflect the distribution. The payment of non-reinvested distributions will then be made by the Fund's transfer agent shortly thereafter.

We thank you for your investment in the Fund and we are available to answer any questions. Please contact us at (800) 262-6631.


/S/ Edward L. Jaroski                             /S/ Howard S. Potter
------------------------------                    ------------------------------
Edward L. Jaroski                                 Howard S. Potter
President                                         Executive Vice President

(1) The Ryan 2-Year Treasury Index is an unmanaged index, commonly known as an "on the run" index because of the following characteristic: after an issue in the index expires, it is replaced by a newer issue of the same dollar amount.

                                                                                              CAPSTONE GOVERNMENT INCOME FUND
-----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS - MAY 31, 2000 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------

                                                                           PRINCIPAL            VALUE           PERCENTAGE OF
BONDS                                                                       AMOUNT         (SEE NOTE 1-A)        NET ASSETS
                                                                          ----------       --------------      --------------
U.S. GOVERNMENT & GOVERNMENT AGENCIES (98.19%)
U.S. Treasury Bill, 5.78%, 1/04/2001                                      $1,600,000         $1,544,164               26.32%
U.S. Treasury Note, 6.375%, 3/31/2001                                      1,000,000            997,188               16.99%
U.S. Treasury Note, 5.00%, 4/30/2001                                       1,000,000            996,470               16.98%
FHLMC Discount Note, 6.55%, 7/05/2000                                      1,250,000            993,927               16.94%
FHLMC Note, 6.12%, 12/10/2001                                              1,000,000          1,229,970               20.96%
                                                                           ----------         ----------              ------

      TOTAL U.S. GOVERNMENT (Amortized Cost $5,770,380)                                       5,761,719               98.19%

      TOTAL INVESTMENTS IN SECURITIES (Amortized Cost $5,770,380)                             5,761,719               98.19%
      OTHER ASSETS LESS LIABILITIES                                                             105,977                1.81%
                                                                                              ----------              ------
      NET ASSETS, at value equivalent to $24.86 per share  for 235,990
        shares of $.001 par value shares outstanding                                         $5,867,696              100.00%
                                                                                              ==========              ======

At May 31, 2000, unrealized depreciation of securities based on Federal income tax cost is as follows:

Unrealized appreciation                                                                      $        --
Unrealized depreciation                                                                           (8,661)
                                                                                              ----------
  Net unrealized depreciation                                                                $    (8,661)
                                                                                              ==========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------


ASSETS:
         Investments in securities at market value (identified cost $5,770,380)(Note 1A)                       $ 5,761,719
         Cash                                                                                                       97,291
         Interest receivable                                                                                        51,512
         Prepaid expenses                                                                                            4,185
                                                                                                              ------------
              Total Assets                                                                                       5,914,707
                                                                                                              ------------


LIABILITIES:

         Accrued expenses                                                                                           47,011
                                                                                                              ------------

              Total Liabilities                                                                                     47,011
                                                                                                              ------------


NET ASSETS                                                                                                     $ 5,867,696
                                                                                                              ============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($5,867,696 / 235,990 shares outstanding of $.001 par value, 200,000,000 shares authorized)                    $     24.86
                                                                                                              ============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                       $12,321,959
         Undistributed net investment income                                                                       333,048
         Accumulated net realized loss on investments                                                           (6,778,650)
         Net unrealized depreciation of securities                                                                  (8,661)
                                                                                                              ------------


                                                                                                              $  5,867,696
                                                                                                              ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME:

         Interest Income                                                                                    $185,673
                                                                                                           ---------

         Expenses:
              Advisory fees (Note 2)                                                      $  13,039
              Distribution fees (Note 2)                                                      6,520
              Administrative services (Note 2)                                                3,260
              Transfer agent fees                                                            14,145
              Fund accounting fees                                                           12,632
              Audit fees                                                                      1,639
              Legal fees                                                                      4,035
              Trustees' fees and expenses                                                     1,862
              Custodian fees                                                                  1,507
              Registration and filing fees                                                   12,522
              Reports and notices to stockholders                                             1,506
              Insurance expense                                                                 268
              Miscellaneous                                                                     944
                                                                                         ----------

                 Total Expenses                                                                               73,879
                                                                                                           ---------

                     Less: Custodian fees paid indirectly                                                      1,034
                                                                                                           ---------
                     Net expenses                                                                             72,845
                                                                                                           ---------

                     Net Investment Income                                                                   112,828
                                                                                                           ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized loss from security transactions                                                        (32,694)

         Unrealized depreciation of investments:
              Beginning of period                                                          $(19,851)
              End of period                                                                  (8,661)
                                                                                         ----------

              Net change in unrealized depreciation of investments                                            11,190
                                                                                                           ---------

              Net realized and unrealized loss on investments                                                (21,504)
                                                                                                           ---------

                  Net increase in net assets resulting from operations                                      $ 91,324
                                                                                                           =========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                           CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------

                                                                               SIX MONTHS ENDED                 YEAR ENDED
                                                                                   MAY 31, 2000          NOVEMBER 30, 1999
                                                                                   ------------         ------------------
                                                                                   (UNAUDITED)

OPERATIONS:
Net investment income                                                               $   112,828               $    364,395
Net realized loss on investments                                                        (32,694)                   (27,259)
Net change in unrealized appreciation (depreciation) of investments                      11,190                    (26,756)
                                                                                   ------------               ------------
Net increase in net assets resulting from operations                                     91,324                    310,380


DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income                                                                  (104,733)                  (159,766)

CAPITAL SHARE TRANSACTIONS:
Decrease in net assets resulting from capital share transactions (Note3)             (5,117,493)                (9,536,230)
                                                                                   ------------               ------------
       Total decrease in net assets                                                  (5,130,902)                (9,385,616)

NET ASSETS
Beginning of period                                                                  10,998,598                 20,384,214
                                                                                   ------------               ------------
End of period (including undistributed net investment income of
     $333,048 and $324,953, respectively)                                           $ 5,867,696               $ 10,998,598
                                                                                   ============               ============

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - MAY 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Capstone Government Income Fund (the "Fund") is the initial series of Capstone Fixed Income Series, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund was originally incorporated in Delaware in 1968 and was reorganized as the initial series of the Corporation, which was established under Maryland Law on May 11, 1992.

     The current investment objective of the Fund is to earn a high level of total return, consistent with safety of principal. The Fund seeks to achieve this objective by investing in debt obligations that have remaining maturities of three years or less and that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and by engaging in certain income enhancement strategies. Because of the risks inherent in any investment program, the Fund cannot ensure that its investment objectives will be realized. The Fund changed its fiscal year end to November 30, commencing with November 30, 1995, but continues to maintain a December 31 tax year end.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) VALUATION OF INVESTMENTS - Debt securities (other than short-term obligations) including listed issues are valued at the mean between the bid and asked prices on the basis of valuations furnished by a pricing service. Over-the-counter options, which include both written and purchased options, are valued using the Black-Scholes Model, which utilizes the option's characteristics when bought or sold and the market price of the underlying security to determine a daily price for each OTC option's position. The only pricing variable changed daily is the price of the underlying security. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors). Short-term investments are valued at amortized cost which approximates value.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

(B) CALL AND PUT OPTIONS - When the Fund writes a call or put option, an amount equal to the premium received is reflected as a liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option is sold), and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The Fund, as the writer of a call option, loses the potential for gain on the underlying security above the exercise price while the option is outstanding. By writing a put option, the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the current market price.

     The premium paid by the Fund for the purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option purchased. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing transaction, it realizes a gain (loss) if the proceeds from the sale are greater
(less) than the cost of the option purchased. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security purchased upon exercise is increased by the premium originally paid. These option contracts may be listed for trading on a national securities exchange or traded over-the-counter. Over-the-counter options are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer.

(C) REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with U.S. Government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines of the Corporation's Board of Directors. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as fully collateralized loans of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization of the collateral by the Fund may be delayed or limited. In an attempt to minimize these risks, the Adviser will consider and monitor the creditworthiness of parties to repurchase agreements.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (the date the securities are purchased or sold). Interest income on investments is accrued daily. Premiums on securities purchased are amortized over the life of the respective securities and discounts are recharacterized to income, limited to the extent of any capital gain upon sale or maturity of the respective security. Realized gains and losses from security transactions are determined on the basis of identified cost.

(E) FEDERAL INCOME TAXES - No provision is considered necessary for Federal income taxes since it is the policy of the Fund to distribute all of its taxable income, including any net realized gains on sales of investments, and to qualify as a "regulated investment company" under the applicable section of the Internal Revenue Code. The Fund has approximately $4,812,500 of capital losses for Federal income tax purposes available to offset future taxable capital gains, if any, of which $2,194,600 expires in December 2001, $1,252,800 expires in December 2002, $1,005,300 expires in December 2003, $170,000 expires in December 2004 and $189,800 expires in December 2005.

(F) SHARE TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS - Fund shares are sold in continuous public offering at the net asset value. Transactions in Fund shares are recorded on the trade date. The Fund redeems its shares at the net asset value. Dividends and other distributions are recorded by the Fund on the ex-dividend date and may be reinvested at net asset value.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

     Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction for income tax purposes. The Fund files its tax return on a December 31 basis; all permanent book/tax differences are adjusted at that time.

(G) USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from the estimates.


NOTE 2 - INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Capstone Asset Management Company ("CAMCO"), serves as the Investment Adviser to the Fund pursuant to an Investment Advisory Agreement dated May 11, 1992 between CAMCO and the Fund. CAMCO receives a fee which is computed daily and paid monthly at the annual rate of 0.40% of the first $250 million of the Fund's average daily net assets and 0.36% of such assets over $250 million.

     CAMCO also provides administrative services to the Fund pursuant to an Administrative Agreement. For these services, CAMCO is paid a monthly fee equal to an annual rate of 0.10% of the Fund's average daily net assets.

     Investment advisory and administrative fees paid to CAMCO for the six months ended May 31, 2000 were $16,299.

     Pursuant to the Investment Advisory Agreement and the Administrative Agreement, CAMCO has agreed to reduce its fees on a pro rata basis (but not below zero) to the extent that the Fund's ordinary expenses for any fiscal year (including advisory or administrative fees, but excluding brokerage commissions, interest, local, state and Federal taxes and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund. Due to recent Federal and state legislation, such state expense limitations are no longer applicable to the Fund.

     Pursuant to a Distribution Agreement with the Fund dated May 11, 1992, Capstone Asset Planning Company ("CAPCO"), is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby it uses its assets to finance certain activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for particular expenditures incurred by it in connection with the distribution of the Fund's shares to investors and provision of certain stockholder services including, but not limited to, the payment of compensation, including incentive compensation, to securities dealers (which may include CAPCO itself) and certain banks, investment advisers and pension consultants (collectively, the "Service Organizations") to obtain various distribution-related and/or administrative services for the Fund. CAPCO is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Fund. In addition, the Plan authorizes payment by the Fund of the cost of preparing, printing and distributing Fund Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the Plan.

     Under the Plan, payments made to CAPCO may not exceed an amount computed at an annual rate of 0.20% of the average net assets of the Fund. CAPCO is permitted to collect fees under the Plan on a monthly basis. Any expenditures incurred in excess of the limitation described above during a given month may be carried forward up to twelve months for reimbursement, subject always to the 0.20% limit, and no interest or carrying charges will be payable by the Fund on amounts carried forward. The Plan may be terminated by the Fund at any time and the Fund will not be liable for amounts not reimbursed as of the termination date. During the six months ended May 31, 2000, the Fund paid $6,520 in distribution expenses. Of this amount 35.8% was paid to Service Organizations other than CAPCO.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

     CAMCO is an affiliate of CAPCO and both are wholly-owned subsidiaries of CFS. Certain officers and directors of the Fund, are also officers and directors of CAMCO, CAPCO, and CFS.

NOTE 3 - CAPITAL STOCK

Transactions in capital stock were as follows:

                                                               SIX MONTHS ENDED                        YEAR ENDED
                                                                  MAY 31,2000                       NOVEMBER 30, 1999
                                                                  -----------                      -------------------
                                                           SHARES             AMOUNT          SHARES               AMOUNT
                                                           ------             ------          ------               -------
Shares sold                                               102,657        $ 2,524,289          502,457         $ 12,405,790
Shares issued to shareholders in reinvestment
  of distributions                                          4,094            100,637            6,264              153,536
                                                         --------        -----------         --------         ------------
                                                          106,751          2,624,926          508,721           12,559,326
Shares redeemed                                          (308,150)        (7,742,419)        (878,077)         (22,095,556)
                                                         --------        -----------         --------         ------------
Net decrease                                             (201,399)       $(5,117,493)        (369,356)         $(9,536,230)
                                                         ========        ===========         ========         ============


NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended May 31, 2000, the cost of purchases and proceeds from sales of securities other than short-term obligations aggregated $2,232,422 and $4,455,859, respectively.

                                                 CAPSTONE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.




                                                      SIX MONTHS                                                      ELEVEN
                                                         ENDED                                                        MONTHS
                                                        MAY 31,                 YEAR ENDED NOVEMBER 30,                ENDED
                                                                            --------------------------------
PER SHARE DATA(3)                                        2000           1999        1998        1997       1996    11/30/95(1)
-----------------                                     ----------        -----       -----      ----        ----   -------------
                                                      (UNAUDITED)

Net asset value at beginning of period...............      $ 25.15    $  25.27   $  24.96    $  24.45   $  24.90    $  23.65

Income from investment operations:
     Net investment income...........................         0.42        0.82       1.00        1.15        1.00       1.20
     Net realized and unrealized gain (loss).........        (0.09)      (0.12)      0.04       (0.11)      (0.05)      0.05
                                                            -------    --------   --------    --------    --------   --------

     Total from investment operations................         0.33        0.70       1.04        1.04        0.95       1.25

Less distributions from net investment income........        (0.62)      (0.82)     (0.73)      (0.53)      (1.40)      0.00
                                                            -------    --------   --------    --------    --------   --------

Net asset value at end of period.....................      $ 24.86    $  25.15   $  25.27    $  24.96    $  24.45   $  24.90
                                                            =======    ========   ========    ========    ========   ========

TOTAL RETURN.........................................         1.35%       2.86%      4.29%       4.34%       4.07%      5.29%
                                                            =======    ========   ========    ========    ========   ========

RATIOS/SUPPLEMENTAL DATA
------------------------
Ratio of operating expenses to average net assets....         2.20%(2)    1.69%      1.20%       0.87%       0.95%      0.77%(2)

Ratio of net investment income to average net assets.         3.41%(2)    3.38%      4.31%       4.72%       4.44%      5.56%(2)

Portfolio turnover rate..............................        81.76%     296.66%    378.29%     563.42%     615.39%    309.66%

Net assets at end of period (in thousands)...........       $5,868     $10,999    $20,384     $72,444     $79,754    $67,997



(1)  Based on average shares outstanding determined daily.
(2)  Annualized
(3)  Adjusted for reverse 5:1 stock split on January 13, 1997.

                See accompanying notes to financial statements.

                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                  MAY 31, 2000

--------------------------------------------------------------------------------


         DIRECTORS                           OFFICERS
         ---------                           --------
         Edward L. Jaroski                   Edward L. Jaroski
                                                      President
         James F. Leary
                                             Howard S. Potter
         John R. Parker                               Executive Vice President

         Bernard J. Vaughan                  Dan E. Watson
                                                      Executive Vice President

                                             John M. Metzinger
                                                      Vice President

                                             Linda G. Giuffre
                                                      Secretary/Treasurer


--------------------------------------------------------------------------------


    INVESTMENT ADVISER                           TRANSFER AGENT
    ------------------                           --------------
    Capstone Asset Management Company            PFPC, Inc.
    5847 San Felipe                              3200 Horizon Drive
    Suite 4100                                   P. O. Box 61503
    Houston, TX 77057                            King of Prussia, PA  19406-0903
                                                 1-800-845-2340

    ADMINISTRATOR                                CUSTODIAN
    -------------                                ---------
    Capstone Asset Management Company            Fifth Third Bank
    5847 San Felipe                              Fifth Third Center
    Suite 4100                                   38 Fountain Square Plaza
    Houston, TX 77057                            Cincinnati, OH 45263

    UNDERWRITER
    -----------
    Capstone Asset Planning Company
    5847 San Felipe, Suite 4100
    Houston, TX 77057
    1-800-262-6631

                         Page intentionally left blank

                                SEMIANNUAL REPORT
                                  MAY 31, 2000

                                    CAPSTONE
                                   GOVERNMENT
                                   INCOME FUND



                              LOGO:  A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                          LOGO:  THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------

EQUITY

     o CAPSTONE GROWTH FUND, INC.

--------------------------------------------------------------------------------
FIXED INCOME

     o CAPSTONE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
INTERNATIONAL/GLOBAL

     o CAPSTONE JAPAN FUND
     o CAPSTONE NEW ZEALAND FUND

--------------------------------------------------------------------------------
             For more complete information about the Capstone Funds
           including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
            Please read it carefully before you invest or send money.


          This publication must be accompanied or preceded by a current prospectus for Capstone Government Income Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631




                         CAPSTONE GOVERNMENT INCOME FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057